Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This First Amendment to Amended and Restated Loan Agreement is made as of this 15th  day of July, 2016, by and among CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and each of the lenders (the “Lenders”) party to the Credit Agreement (as defined below) as of the date hereof.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Amended and Restated Loan Agreement dated February 5, 2015 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among Borrower, Agent, and the Lenders; and

WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:

1. The definition of “LIBO Rate” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

““LIBO Rate” shall mean:

(a) For any Interest Period with respect to a LIBO Rate Advance, the rate per annum equal to (A) the LIBOR Rate as published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) (“LIBOR”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (B) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBO Rate Advance being made, continued or converted by KeyBank and with a term equivalent to such Interest Period would be offered to major banks, including KeyBank, in the London interbank Eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; provided however, that if the rate as determined under this clause (a) shall be less than zero (0), such rate shall be deemed to be zero (0) for all Loans other than those Loans described on Schedule A (the “Existing Swapped Loans”); provided, further, however, that once the Existing Swapped Loans are no longer subject to a Swap Contract that provides a hedge against interest rate risk, if the rate as determined under this clause (a) shall be less than zero (0), such rate shall be deemed to be zero (0) for the Existing Swapped Loans.

(b) For any interest rate calculation with respect to a Base Rate Advance, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time on the date of determination (provided that if such day is not a London Business Day, the next preceding London Business Day) for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the subject Base Rate Advance being made, continued or converted by KeyBank and with a term equal to one month would be offered to major banks, including KeyBank, in the London interbank Eurodollar market at their request at the date and time of determination; provided however, that if the rate as determined under this clause (b) shall be less than zero (0), such rate shall be deemed to be zero (0) for all Loans other than the Existing Swapped Loans; provided, further, however, that once the Existing Swapped Loans are no longer subject to a Swap Contract that provides a hedge against interest rate risk, if the rate as determined under this clause (b) shall be less than zero (0), such rate shall be deemed to be zero (0) for the Existing Swapped Loans.”

2. Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)	This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.
(c)

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment.

(d)

The representations and warranties set forth in this Amendment and all of the Loan Documents continue to remain true and correct in all respects except (i) to the extent that such representation or warranty specifically refers to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, (ii) to the extent such representation or warranty is subject to a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and (iii) that for purposes of Section 6.25 of the Credit Agreement, the representations and warranties contained in Section 6.8 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.2.1 and Section 7.2.2 of the Credit Agreement.

(e)	To the best of Borrower’s knowledge, no Default or Event of Default has occurred and is continuing as of the date hereof.

3. Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.  It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

4. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

5. This Amendment shall constitute a Loan Document for all purposes.

6. For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Facsimile or other electronic delivery of signatures (including by pdf) shall have the same legal effect as originals.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

BORROWER:	CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership

	By:	Cedar Realty Trust, Inc., its general partner

By:	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Chief Financial Officer

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ GREGORY W. LANE
Gregory W. Lane
Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ GREGORY W. LANE
Gregory W. Lane
Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ FREDERICK H. DENECKE
		Name:	Frederick H. Denecke
		Title:	Senior Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:	/s/ PETER J. OSTROWSKI
		Name:	Peter J. Ostrowski
		Title:	Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	REGIONS BANK

	By:	/s/ KYLE UPTON
		Name:	Kyle Upton
		Title:	Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	TD BANK, N.A.

	By:	/s/ CLARKE CRONIN
		Name:	Clarke Cronin
		Title:	Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	RAYMOND JAMES BANK, N.A.

	By:	/s/ JAMES M. ARMSTRONG
		Name:	James M. Armstrong
		Title:	Senior Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ ASAD A. RAFIQ
		Name:	Asad A. Rafiq
		Title:	Vice President

[Signatures Continue on the Following Page]

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ AHAZ ARMSTRONG
		Name	Ahaz Armstrong
		Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Loan Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing First Amendment to Amended and Restated Loan Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (the "Guaranty") dated February 5, 2015, executed by the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GUARANTOR:	CEDAR REALTY TRUST, INC., a Maryland corporation

	By:	/s/ PHILIP R. MAYS
	Name:	Philip R. Mays
	Title:	Chief Financial Officer

[Guarantor Confirmation - Signature Pages to First Amendment to Amended and Restated Loan Agreement]

SUBSIDIARY GUARANTORS:	CEDAR-SOUTH PHILADELPHIA I, LLC, a Delaware limited liability company

	By:	/s/ PHILIP R. MAYS
	Name:	Philip R. Mays
	Title:	Authorized Signatory

CEDAR-SOUTH PHILADELPHIA II, LLC, a Delaware limited liability company

By:	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-RIVERVIEW LP, a Pennsylvania limited partnership

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-RIVERVIEW, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR LENDER, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CSC-RIVERVIEW LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CEDAR-DUBOIS, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR BRICKYARD, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR BRICKYARD II, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-VALLEY PLAZA, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-GLEN ALLEN UK, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR- FREDERICKSBURG UK, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CEDAR- REVERE LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-PALMYRA, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-FAIRVIEW COMMONS, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-NORWOOD, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-METRO SQUARE II, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

GREENTREE ROAD L.L.C. 1, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

GREENTREE ROAD L.L.C. 2, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-BRISTOL, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

HAMILTON FC ASSOCIATES, L.P., a Pennsylvania limited partnership

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-HAMILTON, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-PC PLAZA, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-TREXLER PLAZA 2, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CEDAR-TREXLER PLAZA 3, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-CAMPBELLTOWN, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-CARLL’S CORNER, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Washington Center L.L.C. 1, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Washington Center L.L.C. 2, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Cedar Center Holdings L.L.C. 3, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

ACADEMY PLAZA L.L.C. 1, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

ACADEMY PLAZA L.L.C. 2, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

PORT RICHMOND L.L.C. 1, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

PORT RICHMOND L.L.C. 2, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-SECOND MEMBER, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

VIRGINIA KEMPSVILLE, LLC, a Virginia limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

VIRGINIA GENERAL BOOTH, LLC, a Virginia limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

VIRGINIA SUFFOLK, LLC, a Virginia limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

FAIRPORT ASSOCIATES, L.P., a Delaware limited partnership

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

FORT WASHINGTON FITNESS, L.P., a Delaware limited partnership

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-FORT WASHINGTON, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

NEWPORT PLAZA ASSOCIATES, L.P., a Delaware limited partnership

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CIF-NEWPORT PLAZA ASSOCIATES, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

HALIFAX PLAZA ASSOCIATES, L.P., a Delaware limited partnership

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CIF-HALIFAX PLAZA ASSOCIATES, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CIF FAIRPORT ASSOCIATES, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Cedar-Timpany, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CF Pottsgrove Associates, L.P., a Pennsylvania limited partnership

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

Cedar-Pottsgrove General, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Cedar-Pottsgrove, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Cedar-BETHEL, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

COLISEUM FF, LLC, a Virginia limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Cedar-kings, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR QUARTERMASTER II, LLC, a Delaware limited liability company

By	/s/PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CEDAR QUARTERMASTER HOLDING, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CIF-LOYAL PLAZA ASSOCIATES, CORP., a Delaware corporation

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR QUARTERMASTER III, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-TREXLER, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-TREXLER SPE, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-YORKTOWNE, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CEDAR-FIELDSTONE MARKETPLACE, LP, a Delaware limited partnership

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-FIELDSTONE SPE, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-MECHANICSBURG LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-ELMHURST, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

pine grove plaza associates, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

cif-pine grove plaza associates, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CEDAR LAWNDALE, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory
Signatory

LAWNDALE i, Lp, a Delaware limited partnership

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

LAWNDALE Ii, Lp, a Delaware limited partnership

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

LAWNDALE IIi, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR PCP-NEW LONDON, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory
Title:	Authorized Signatory

CEDAR-NEW LONDON SPE, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

CEDAR-OAK RIDGE, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

cedar quartermasteR, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-GROTON, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR-JORDAN LANE, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR SOUTHINGTON PLAZA, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

cedar-kutztown, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

cedar oakland mills, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

OAKLAND MILLS BUSINESS TRUST, a Maryland business trust

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

GOLD STAR PLAZA ASSOCIATES, a Pennsylvania limited partnership

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

GOLD STAR REALTY, INC., a Pennsylvania corporation

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

Bloomfield Center Urban Renewal, LLC, a New Jersey limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

CEDAR–GLENWOOD HOLDING, LLC, a Delaware limited liability company

By	/s/ PHILIP R. MAYS
Name:	Philip R. Mays
Title:	Authorized Signatory

[Guarantor Confirmation - Signature Page to First Amendment to Amended and Restated Loan Agreement]

Schedule A

Term Loan				Swap
Tranche	Amount	Closing Date	Maturity Date	Trade Date	Maturity Date

A	75,000,000	2/11/2014	2/11/2019	2/10/2014	2/11/2019
B	75,000,000	2/11/2014	2/11/2021	2/10/2014	2/11/2021
C	50,000,000	2/5/2015	2/5/2020	2/5/2015	2/5/2020
D	50,000,000	2/5/2015	2/5/2022	2/5/2015	2/5/2022

Schedule A to First Amendment to Amended and Restated Loan Agreement